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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 26, 1998





                        IMC Home Equity Loan Trust 1998-3
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-48429-01         Being Applied For
----------------------------         ----------------       -------------------
(State or Other Jurisdiction         (Commission File        (I.R.S. Employer
      of Incorporation)                   Number)           Identification No.)



c/o The Chase Manhattan Bank, as Trustee
     450 West 33rd Street, 15th Floor
           New York, New York                                       10001
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 946-8600
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

         On June 26, 1998, IMC Home Equity Loan Trust 1998-3 (the "Trust") acquired $99,995,416.13 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of June 1, 1998, among IMC Securities, Inc. (the "Depositor"), as Depositor, IMC Mortgage Company (the "Seller"), as Seller and Servicer, and The Chase Manhattan Bank, as Trustee and the Subsequent Transfer Agreement, dated June 26, 1998, among the Depositor, the Seller, and the Trust, as purchaser. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated May 29, 1998 and the Prospectus Supplement dated May 29, 1998, filed pursuant to Rule 424(b)(5) of the Act on June 9, 1998. The Schedule of Subsequent Home Equity Loans is attached to the Subsequent Transfer Agreement.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           10.1 Subsequent Transfer Agreement dated as of June 26, 1998 among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller and IMC Home Equity Loan Trust 1998-3, as Purchaser.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              IMC HOME EQUITY LOAN TRUST 1998-3

                                              By:  IMC SECURITIES, INC.,
                                                   as Depositor

                                              By:  /s/ Thomas G. Middleton
                                                   ----------------------------
                                                   Name:  Thomas G. Middleton
                                                   Title: President and Chief
                                                          Operating Officer

July 6, 1998


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                                  EXHIBIT INDEX


Exhibit No.      Description                                           Page No.
----------       -----------                                           --------
10.1             Subsequent Transfer Agreement dated as of                 7
                 June 26, 1998 among IMC Securities, Inc., as
                 Depositor, IMC Mortgage Company, as Seller and
                 IMC Home Equity Loan Trust 1998-3, as Purchaser.